UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 19, 2025
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MONDELĒZ INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation)	1-16483 (Commission File Number)	52-2284372 (I.R.S. Employer Identification Number)
905 West Fulton Market, Suite 200, Chicago, IL 60607
(Address of principal executive offices, including zip code)
(847) 943-4000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

The information described below under “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off‑Balance Sheet Arrangement of a Registrant.” is hereby incorporated by reference into this Item 1.01.

Item 1.02. Termination of a Material Definitive Agreement.

364‑Day Revolving Credit Agreement

In connection with entry into the 364‑Day Revolving Credit Agreement described below under “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off‑Balance Sheet Arrangement of a Registrant.”, we terminated our $1.5 billion 364‑day senior unsecured revolving credit agreement, dated as of February 21, 2024.

Five‑Year Revolving Credit Agreement

In connection with entry into the Five‑Year Revolving Credit Agreement described below under “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off‑Balance Sheet Arrangement of a Registrant.”, we terminated our $4.5 billion five‑year senior unsecured revolving credit agreement, dated as of February 23, 2022.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off‑Balance Sheet Arrangement of a Registrant.

364‑Day Revolving Credit Agreement

On February 19, 2025, we entered into a revolving credit agreement (the “364‑Day Revolving Credit Agreement”) for a 364‑day senior unsecured revolving credit facility in an aggregate principal amount of $1.5 billion with the lenders named in the 364‑Day Revolving Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent.

Under the 364‑Day Revolving Credit Agreement, we and certain of our subsidiaries that we may designate may borrow up to the aggregate amount of the unused commitments under the 364‑Day Revolving Credit Agreement. The 364‑Day Revolving Credit Agreement will terminate on February 18, 2026 (the “Termination Date”). We may request the amount of the 364‑day revolving facility be increased by up to $500 million in the aggregate with the agreement of the lenders providing the increased commitments. We may extend the maturity of any loans outstanding on the Termination Date to February 18, 2027, subject to delivery of prior notice and satisfaction of other conditions. We also have the right, subject to certain conditions, to terminate in whole or reduce ratably in part the unused portions of the respective commitments of the lenders. All committed pro rata borrowings under the 364‑Day Revolving Credit Agreement will bear interest at a variable annual rate based on SOFR or base rate, at our election, plus an applicable margin (as determined pursuant to the 364‑Day Revolving Credit Agreement). The applicable margin will be determined by reference to the rating of our long‑term senior unsecured debt.

The 364‑Day Revolving Credit Agreement requires us to maintain a minimum shareholders’ equity of not less than $25.0 billion. The 364‑Day Revolving Credit Agreement’s definition of minimum shareholder equity excludes accumulated other comprehensive income or losses, the cumulative effects of any changes in accounting principles, and any income or losses recognized in connection with the ongoing application of any “mark‑to‑market” accounting adopted in respect of pension and other retirement plans. The 364‑Day Revolving Credit Agreement also contains customary representations, covenants and events of default.

We expect to use the 364‑Day Revolving Credit Agreement for general corporate purposes, including for working capital purposes, and to support our commercial paper program. Some of the lenders under the 364‑Day Revolving Credit Agreement and their affiliates have various relationships with us and our subsidiaries involving the provision of financial services, including cash management, investment banking and trust services. In addition, we and certain of our subsidiaries have entered into foreign exchange and other derivatives arrangements with certain of the lenders and their affiliates.

This description of the 364‑Day Revolving Credit Agreement is qualified in its entirety by reference to the complete terms and conditions of the 364‑Day Revolving Credit Agreement, which is filed hereto as Exhibit 10.1.

Five‑Year Revolving Credit Agreement

On February 19, 2025, we entered into a revolving credit agreement (the “Five‑Year Revolving Credit Agreement”) for a five‑year senior unsecured revolving credit facility in an aggregate principal amount of $4.5 billion with the lenders named in the Five‑Year Revolving Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent. The Five‑Year Revolving Credit Agreement replaces our $4.5 billion five‑year revolving credit agreement, dated as of February 23, 2022.

Under the Five‑Year Revolving Credit Agreement, we and certain of our subsidiaries that we may designate may borrow advances up to the aggregate amount of the unused commitments under the revolving facility on or after February 19, 2025 and before the termination of the Five‑Year Revolving Credit Agreement. Under the Five‑Year Revolving Credit Agreement, we guarantee the obligations of any subsidiary borrower. We may request the amount of the revolving facility be increased by up to $1 billion in the aggregate with the agreement of the lenders providing the increased commitments. Unless extended, the Five‑Year Revolving Credit Agreement will terminate on February 19, 2030. The Five‑Year Revolving Credit Agreement provides that prior to each anniversary of the effective date of the agreement, we may request that the lenders extend their commitments for an additional one‑year period, subject to a limit of two extensions during the term of the Five‑Year Revolving Credit Agreement. We also have the right, upon certain conditions, to terminate in whole or reduce ratably in part the unused portions of the respective commitments of the lenders. All committed pro rata borrowings under the revolving facility will bear interest at a variable annual rate based on SOFR or base rate, at our election, plus an applicable margin (as determined pursuant to the Five‑Year Revolving Credit Agreement). The applicable margin will be determined by reference to the rating of our long‑term senior unsecured debt.

The Five‑Year Revolving Credit Agreement requires us to maintain a minimum shareholders’ equity of not less than $25.0 billion. The Five‑Year Revolving Credit Agreement’s definition of minimum shareholder equity excludes accumulated other comprehensive income or losses, the cumulative effects of any changes in accounting principles, and any income or losses recognized in connection with the ongoing application of any “mark‑to‑market” accounting adopted in respect of pension and other retirement plans. The Five‑Year Revolving Credit Agreement also contains customary representations, covenants and events of default.

We intend to use the Five‑Year Revolving Credit Agreement for general corporate purposes, including for working capital purposes, and to support our commercial paper issuances. Some of the lenders under the Five‑Year Revolving Credit Agreement and their affiliates have various relationships with us and our subsidiaries involving the provision of financial services, including cash management, investment banking and trust services. In addition, we and certain of our subsidiaries have entered into foreign exchange and other derivatives arrangements with certain of the lenders and their affiliates.

This description of the Five‑Year Revolving Credit Agreement is qualified in its entirety by reference to the complete terms and conditions of the Five‑Year Revolving Credit Agreement, which is filed hereto as Exhibit 10.2.

Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are being filed with this Current Report on Form 8‑K.

Exhibit Number
10.1	364‑Day Revolving Credit Agreement, dated as of February 19, 2025, by and among Mondelēz International, Inc., the lenders named therein, and JPMorgan Chase Bank, N.A., as Administrative Agent.
10.2	Five‑Year Revolving Credit Agreement, dated as of February 19, 2025, by and among Mondelēz International, Inc., the lenders named therein, and JPMorgan Chase Bank, N.A., ., as Administrative Agent.
104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8‑K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Luca Zaramella
Name:	Luca Zaramella
Title:	Executive Vice President and Chief Financial Officer
Date: February 20, 2025

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